                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2010
                                -----------------

                        COMMUNITY FINANCIAL SHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                           0-51296                36-4387843
      --------                          ---------               ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                 357 Roosevelt Road, Glen Ellyn, Illinois 60137
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (630) 545-0900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
            -----------------

      (e) On February 17, 2010, Community Financial Shares, Inc. (the "Company") entered into a Long-Term Restricted Stock Unit Agreement (the "Agreement") with Scott W. Hamer, the President and Chief Executive of the Company, pursuant to which the Company granted Mr. Hamer restricted stock units representing 5,875 shares of Company common stock (the "Restricted Stock Units"). Each Restricted Stock Unit represents the right to receive one share, or the cash-equivalent of one share, of Company common stock on the date determined in accordance with the Agreement.

      Pursuant to the terms of the Agreement, provided that Mr. Hamer continues to be employed by, or provide services to, the Company, the Restricted Stock Units will vest in full on the first to occur of the following dates (the "Vesting Date"): (i) February 17, 2012; (ii) the date of Mr. Hamer's death;
(iii) the date of Mr. Hamer's Disability (as such term is defined in the Agreement); (iv) the effective date of a Change in Control Event (as such term is defined in the Agreement); or (v) immediately prior to the closing of a Change in Control Event. Notwithstanding the foregoing, in the event that an event specified in clauses (ii) through (v) of the preceding sentence has not occurred, the number of Restricted Stock Units awarded to Mr. Hamer will be adjusted as of December 31, 2010, to reflect the forfeiture of such number of Restricted Stock Units (if any) that may be required under the provisions of the Company's 2010 incentive plan for Mr. Hamer.

      In accordance with the Agreement, shares of the Company's common stock, or the cash equivalent of such shares, with respect to the Restricted Stock Units will become issuable or payable to Mr. Hamer on the later of (i) the Vesting Date or (ii) the Repayment Date (as such term is defined in the Agreement) on which a specified percentage of the U.S. Department of Treasury's purchase of $6,970,000 in Company preferred shares (the "TARP Funds") is repaid to the U.S. Department of Treasury as follows: (i) shares with respect to 25% of the vested Restricted Stock Units will become issuable and on the date on which 25% of the TARP Funds have been repaid; (ii) shares with respect to an additional 25% of the vested Restricted Stock Units will become issuable on the date as of which 50% of the TARP funds have been repaid; (iii) shares with respect to an additional 25% of the vested Restricted Stock Units will become issuable on the date as of which 75% of the TARP funds have been repaid; and (iv) shares with respect to the remaining vested Restricted Stock Units will become issuable on the date as of which 100% of the TARP funds have been repaid.

      A copy of the Agreement is included as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            10.1 Long-Term Restricted Stock Unit Agreement, dated as of February 17, 2010

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 23, 2010              By: /s/ Scott W. Hamer
                                           --------------------------------
                                           Scott W. Hamer
                                           President and Chief Executive Officer